FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 2, 2015, by and among Ciena Corporation, a Delaware corporation (the “Company”), Ciena Communications, Inc., a Delaware corporation (“CCI”), Ciena Government Solutions, Inc., a Delaware corporation (“CGSI” and, together with the Company and CCI, collectively, the “U.S. Borrowers”), Ciena Canada, Inc., a corporation incorporated under the laws of Canada (the “Canadian Borrower” and, together with the U.S. Borrowers, collectively, the “Borrowers”), Deutsche Bank AG New York Branch, as administrative agent and collateral agent (in such capacities, the “Administrative Agent” and the “Collateral Agent”, respectively) and the Lenders (as defined in the Credit Agreement referred to below) party hereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrowers, the Lenders, Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and the other agents party thereto are parties to that certain ABL Credit Agreement, dated as of August 13, 2012 (as amended by that certain First Amendment to Credit Agreement, dated as of August 24, 2012, by that certain Omnibus Second Amendment to Credit Agreement and First Amendment to U.S. Security Agreement, Canadian Security Agreement, U.S. Pledge Agreement, U.S. Guaranty and Canadian Guaranty, dated as of March 5, 2013, by that certain Third Amendment to Credit Agreement dated July 15, 2014, and by that certain Omnibus Fourth Amendment to Credit Agreement and First Amendment to U.S. Pledge Agreement and Canadian Pledge Agreement, dated as of April 15, 2015, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrowers;
WHEREAS, the Company has formed Neptune Acquisition Subsidiary, Inc., a Delaware corporation and a Wholly-Owned Domestic Subsidiary of the Company (“Merger Sub”), for the purpose of acquiring all of the outstanding Equity Interests of Cyan, Inc., a Delaware corporation (“Cyan”), pursuant to an Agreement and Plan of Merger, dated as of May 3, 2015, among the Company, Merger Sub and Cyan (the “Merger Agreement”);
WHEREAS, upon the consummation of the acquisition of all of the outstanding Equity Interests of Cyan as contemplated by the Merger Agreement (the “Acquisition”), Merger Sub shall merge with and into Cyan, with Cyan being the surviving entity, and immediately thereafter, Cyan shall merge with and into the Company, with the Company being the surviving entity;
WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement to permit the Acquisition; and
WHEREAS, the Administrative Agent and each Lender party hereto are willing to make such amendments to the Credit Agreement, on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement. From and after the consummation of the Cyan Acquisition:
(a)Section 1.01 of the Credit Agreement is hereby amended as follows:

1.inserting in the appropriate alphabetical order the following new definitions:
““Cyan” shall mean Cyan, Inc., a Delaware corporation.”
““Cyan Acquisition” shall mean (i) the acquisition by the Company of all the outstanding Equity Interests of Cyan pursuant to, and in accordance with, the terms of the Cyan Merger Agreement,

pursuant to which Merger Sub shall merge with and into Cyan, with Cyan being the surviving entity, and (ii) the substantially simultaneous merger of Cyan with and into the Company, with the Company being the surviving entity.”
““Cyan Convertible Notes” shall mean the 8.00% senior secured convertible notes due December 15, 2019, issued by Cyan pursuant to the Cyan Indenture, and assumed by the Company upon the consummation of the Cyan Acquisition.”
““Cyan Convertible Notes Documents” shall mean the Cyan Convertible Notes, the Cyan Pledge and Escrow Agreement and the Cyan Indenture, as supplemented by one or more supplemental indentures thereto, which after giving effect to any such supplemental indentures, the terms of the Cyan Indenture shall (i) not be materially more restrictive than the terms of the Cyan Indenture as in effect on the Fifth Amendment Effective Date assuming for purposes of this clause (i) the application of Section 4.14 of the Cyan Indenture has occurred as a result of a Fundamental Change (as such term is defined in the Cyan Indenture) described in clause (a) or (b) of the definition thereof (it being agreed that the Company’s guaranty of, or assumption of the obligations under, the Cyan Convertible Notes and the substitution of reference property for determination of any conversion amount are deemed not to be materially more restrictive) or (ii) otherwise be acceptable to the Administrative Agent in its reasonable discretion, pursuant to which, among other things, upon the consummation of the Cyan Acquisition, the Company may guaranty the Cyan Convertible Notes (prior to the assumption of the obligations thereof by the Company promptly after the consummation of the Cyan Acquisition) and the Company will assume the obligations of Cyan as issuer thereunder as successor by merger (which shall occur promptly after the consummation of the Cyan Acquisition).”
““Cyan Indenture” shall mean the Indenture, dated as of December 12, 2014, between Cyan, as issuer, and U.S. Bank, National Association, as trustee, as supplemented by that certain First Supplemental Indenture, dated as of April 27, 2015, and as may be further amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.”
““Cyan Merger Agreement” shall mean the Agreement and Plan of Merger dated as of May 3, 2015, among the Company, Merger Sub and Cyan, as amended, supplemented and otherwise modified from time to time.”
““Cyan Pledge and Escrow Agreement” shall mean the Pledge and Escrow Agreement, dated as of December 12, 2014, between Cyan and U.S. Bank, National Association, as collateral agent, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.”
““Fifth Amendment Effective Date” shall mean July 2, 2015.”
““Merger Sub” shall mean Neptune Acquisition Subsidiary, Inc., a Delaware corporation and a Wholly-Owned Domestic Subsidiary of the Company.”

2.	The last clause of the definition of “Asset Sale” is hereby amended and restated in its entirety as follows:
“, but excluding sales, transfers and other dispositions of assets pursuant to Sections 10.02 (b), (c), (d), (g), (h), (i), (j), (l), (m), (n), (o), (q), (r), (s) and (t).”

3.	Clause (iii) of the definition of “Change of Control” is hereby amended and restated in its entirety as follows:
“(iii) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (x) who were members of that board or equivalent governing body on the first day of such period, (y) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (z) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body”.

4.	Clause (iv) of the definition of “Change of Control” is hereby amended and restated in its entirety as follows:
“(iv) a “change of control” or similar event shall occur as provided in any Permitted Convertible Notes Document, any Cyan Convertible Notes Documents (other than as a result of the Cyan Acquisition) or any Permitted Additional Indebtedness Document.”

5.	The definition of “Consolidated Interest Expense” is hereby amended by adding the following proviso immediately prior to the “.” at the end of the current definition as follows:
“; provided that, notwithstanding anything to the contrary in the foregoing, any interest in respect of the Cyan Convertible Notes funded from amounts deposited by Cyan prior to the consummation of the Cyan Acquisition in the Escrow Account (as defined in the Cyan Pledge and Escrow Agreement) shall be excluded from preceding clause (i) in the determination of “Consolidated Interest Expense””.

6.	The definition of “Consolidated Secured Indebtedness” is hereby amended by adding the following proviso immediately prior to the “.” at the end of the current definition as follows:
“; provided, further, that the Cyan Convertible Notes shall not be included in any determination of “Consolidated Secured Indebtedness so long as the only collateral that secures the obligations in respect of the Cyan Convertible Notes is the Pledged Collateral (as defined in the Cyan Pledge and Escrow Agreement (as in effect on the Fifth Amendment Effective Date and thereafter as amended, restated, supplemented or otherwise modified from time to time so long as such amendment, restatement, supplement or modification is not adverse to the interests of the Lenders in any material respect) that has been deposited into the Escrow Account (as defined in the Cyan Pledge and Escrow Agreement) by Cyan prior to the consummation of the Cyan Acquisition (and any investment earnings thereon)””.

7.	The definition of “Continuing Director” is hereby deleted in its entirety.

8.	The last sentence in the definition of “Dividend” is hereby amended and restated in its entirety as follows:
“For the avoidance of doubt, no conversion of Permitted Convertible Notes or Cyan Convertible Notes into Company Common Stock and no redemption, purchase, repayment or other acquisition or retirement of Permitted Convertible Notes or Cyan Convertible Notes prior to the conversion thereof into Company Common Stock shall constitute a Dividend.”

9.	The definition of “Equity Interests” is hereby amended and restated in its entirety as follows:
““Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest, but excluding, for the avoidance of doubt, any Permitted Convertible Notes and any Cyan Convertible Notes to the extent that the same have not yet been converted into shares of Company Common Stock.”

10.	Clause (a)(x) of the definition of “Fixed Charges” is hereby amended and restated in its entirety as follows:
“(x) the payment of any Permitted Convertible Notes or any Cyan Convertible Notes at their respective final maturity date,”.

11.	The definition of “L/C Supportable Obligations” is hereby amended by adding a new subclause (v) immediately prior to subclause (w) in the parenthetical of clause (ii) thereof as follows:
“(v) any Cyan Convertible Notes,”.

12.
The first clause of the definition of “Permitted Acquisition” is hereby amended to add “(including indirectly by way of merger or amalgamation through a direct Wholly-Owned Subsidiary of such Credit Party that merges or amalgamates with and into such Acquired Entity or Business and the surviving Person of such merger or amalgamation is a direct Wholly-Owned Subsidiary of such Credit Party)” immediately after the words “by a Credit Party of an Acquired Entity or Business”.

(b)    Section 8.08(a) of the Credit Agreement is hereby amended by inserting the text “or, following the consummation of the Cyan Acquisition, any Cyan Convertible Notes” immediately following the text “any Permitted Convertible Notes” appearing therein.

(c)    Section 9.01(f)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii) deliver to holders (or any trustee, agent or other representative therefor) of any Qualified Preferred Stock, any Permitted Convertible Notes, any Cyan Convertible Notes or any Permitted Additional Indebtedness pursuant to the terms of the documentation governing the same (other than notices, reports or information of an administrative or ministerial nature).”
(d)    Section 10.01 of the Credit Agreement is hereby amended as follows:

1.	deleting the text “and” at the end of clause (w) thereof;

2.	deleting the “.” at the end of clause (x) thereof and inserting the text “; and” in lieu thereof;

3.	inserting the following new clause (y) immediately following clause (x) thereof:

“(y) from and after the consummation of the Cyan Acquisition, (i) Liens on the Pledged Collateral (as defined in the Cyan Pledge and Escrow Agreement as in effect on the Fifth Amendment Effective Date and thereafter as amended, restated, supplemented or otherwise modified from time to time so long as such amendment, restatement, supplement or modification is not adverse to the interests of the Lenders in any material respect) deposited by Cyan prior to the consummation of the Cyan Acquisition (and any investment earnings on such Pledged Collateral) to secure the obligations of Cyan and the Company under the Cyan Convertible Notes Documents, the amount of which shall not exceed $12,033,333.33 plus any investment earnings and accrued interest on such Pledged Collateral; and (ii) to the extent constituting a Lien, (A) to the extent that the repurchase or redemption thereof is permitted by Section 10.08, cash deposited with the trustee or any paying agent under the Cyan Convertible Notes Documents, or held in trust by the Company, to satisfy the obligation of the Company to repurchase or redeem all or a portion of the Cyan Convertible Notes in accordance with the terms of the Cyan Convertible Notes Documents following the consummation of the Cyan Acquisition, and (B) to the extent that the prepayment, repurchase or redemption thereof is permitted by Section 10.08, cash deposited with the trustee or any paying agent under the applicable Indebtedness, or held in trust by the Company, in connection with the prepayment, repurchase or redemption of such Indebtedness.”

4.	replacing the text “clauses (c), (f), (g), (i), (m), (t) and (x)” in the last paragraph of Section 10.01 with the text “clauses (c), (f), (g), (i), (m), (t), (x) and (y)”.

(e)    Section 10.02 of the Credit Agreement is hereby amended as follows:

1.	deleting the text “and” at the end of clause (r) thereof;

2.	deleting the “.” at the end of clause (s) thereof and inserting the text “; and” in lieu thereof; and

3.	inserting the following new clause (t) immediately following clause (s) thereof:

“(t)    dispositions and transfers of property by Cyan (or the Company as successor by merger to Cyan) or any Subsidiary of Cyan to the Company or any Subsidiary of the Company; provided that the property which is the subject of any such disposition and transfer is limited to property of Cyan and its Subsidiaries held immediately prior to the Cyan Acquisition.”
(f)    Section 10.04 of the Credit Agreement is hereby amended as follows:

1.	subclause (ii) of clause (f) thereof is hereby amended and restated in its entirety as follows:

“(ii) the U.S. Credit Parties of each other’s Indebtedness and lease and other contractual obligations (other than obligations in respect of Permitted Convertible Notes or Cyan Convertible Notes),”

2.	deleting the text “and” at the end of clause (o) thereof;

3.	deleting the “.” at the end of clause (p) thereof and inserting the text “; and” in lieu thereof; and

4.	inserting the following new clause (q) immediately following clause (p) thereof:

“(q) upon the consummation of the Cyan Acquisition, Indebtedness of Cyan and the Company under the Cyan Convertible Notes Documents (including any Guarantee by the Company thereunder.”
(g)    Section 10.05(t) of the Credit Agreement is hereby amended by inserting the following new clause (w) immediately before clause (x) therein:

“(w) cash deposits to secure obligations described in Section 10.01(y),”
(h)    Section 10.08 of the Credit Agreement is hereby amended as follows:

1.
inserting the text “any Cyan Convertible Notes,” immediately prior to the text “any Permitted Convertible Note” located immediately after the second parenthetical in the introductory sentence of clause (a) thereto;

2.	inserting the text “or any Cyan Convertible Notes,” immediately prior to the text “any Permitted Convertible Notes” located in subclause (i) of clause (a) thereto;

3.	deleting the text “principal” located in subclause (ii) of clause (a) thereto;

4.
inserting the text “any Cyan Convertible Notes (only with respect to subclause (x) below),” immediately prior to the text “any Permitted Convertible Note” located in the introductory sentence of subclause (iv) of clause (a) thereto;

5.	deleting the text “solely” in subclause (iv)(x) of clause (a) thereto;

6.
(i) inserting the text “and Cyan Convertible Notes” immediately after the text “Permitted Convertible Notes” in all places where the text “Permitted Convertible Notes” is referenced in sublcause (v) of clause (a) thereto, and (ii) inserting the text “and Cyan Convertible Notes Documents” immediately after the text “Permitted Convertible Notes Documents” located in subclause (v) of clause (a) thereto;

7.	deleting the text “and” at the end of clause (v) thereof;

8.	deleting the “;” at the end of clause (vi) thereof and inserting the text “; and” in lieu thereof;

9.	inserting the following new clauses (vii) immediately following clause (vi) thereof:

“(vii)    from and after the consummation of the Cyan Acquisition and so long as no Default or Event of Default then exists or would result therefrom, the Company may make any payment or prepayment on, or redemption, repurchase or acquisition for value of, any Cyan Convertible Notes in accordance with the terms of the Cyan Convertible Notes Documents;”

10.	deleting the text “or” at the end of clause (c) thereof;

11.
inserting the text “and other than any Cyan Convertible Notes Document (the amendment, modification or waiver of which shall be governed by clause (e) of this Section 10.08)” immediately after the first parenthetical in the first sentence of clause (d) thereof;

12.	deleting the “.” at the end of clause (d) thereof and inserting the text “; or” in lieu thereof; and

13.	inserting the following new clause (e) immediately following clause (d) thereof

“(e)     amend, modify, change or waive any term or provision of any Cyan Convertible Notes Document in a manner which is adverse to the interests of the Lenders in any material respect (it being understood that any supplemental indenture described in the definition of Cyan Convertible Notes Documents shall be deemed to not be adverse to the interests of the Lenders in any material respect).”
(i)    Section 10.09 of the Credit Agreement is hereby amended as follows:

1.	clause (c)(iii) is hereby amended and restated in its entirety as follows:

“(iii) the Permitted Convertible Notes Indenture and the other Permitted Convertible Notes Documents, and the Cyan Indenture (as in effect on the Fifth Amendment Effective Date assuming for purposes of this clause (iii) the application of Section 4.14 of the Cyan Indenture has occurred as a result of a Fundamental Change (as such term is defined in the Cyan Indenture) described in clause (a) or (b) of the definition thereof and thereafter as amended, restated, supplemented or otherwise modified from time to time so long as such amendment, restatement, supplement or modification is not adverse to the interests of the Lenders in any material respect) and the other Cyan Convertible Notes Documents (as in effect on the Fifth Amendment Effective Date assuming for purposes of this clause (iii) the application of Section 4.14 of the Cyan Indenture has occurred as a result of a Fundamental Change (as such term is defined in the Cyan Indenture) described in clause (a) or (b) of the definition thereof and thereafter as amended, restated, supplemented or otherwise modified from time to time so long as such amendment, restatement, supplement or modification is not adverse to the interests of the Lenders in any material respect),”

2.	replacing clause (viii) thereof in its entirety as follows:

“(viii) restrictions on the transfer of any asset subject to a Lien permitted by Section 10.01(c), (e), (f), (g), (l), (m), (n), (t), (u), (v), (x) or (y)”.
(j)    Section 10.13 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (A) of the proviso thereto:

“(or, so long as no Dominion Period then exists, in connection with any such Core Deposit Account acquired in connection with a Permitted Acquisition or other Investment permitted by Section 10.05, within 90 days after the consummation of such Permitted Acquisition or Investment (as such date may be extended from time to time by the Administrative Agent in its sole discretion), the applicable Credit Party either (x) shall have closed such Core Deposit Account and transferred the funds thereof to another Core Deposit Account that is subject to a Cash Management Control Agreement or (y) shall have provided the requisite Cash Management Control Agreements and updated Schedule 10.13 to the Administrative Agent in connection with such Core Deposit Accounts as may otherwise be required by the provisions of this clause (A) (it being understood that during any Dominion Period the Credit Parties shall comply with the provisions of this Section 10.13 without giving effect to this parenthetical provision))”.
SECTION 2.    Confirmation of Guarantees and Security Interest. By signing this Amendment, each Credit Party hereby confirms that (x) the obligations of the Credit Parties under the Credit Agreement as modified or supplemented hereby and the other Credit Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guaranty Agreement, Security Agreement, Pledge Agreement, the other Security Documents and the other Credit Documents, and (ii) constitute “Obligations” or such other similar term for purposes of the Credit Agreement, the Guaranty Agreement, Security Agreement, Pledge Agreement, all other Security Documents and all other Credit Documents, and (y) notwithstanding the effectiveness of the terms hereof, the Guaranty Agreement, Security Agreement, Pledge Agreement, other Security Documents and other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by such Person pursuant to any Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations. Each Credit Party further ratifies and confirms that the priority of security and other terms of the Intercreditor Agreement remain in full force and effect, are not affected by this Amendment and continue to govern, among other things, the priority of the Collateral as between the Lenders party to the Credit Agreement and the lenders party to the 2014 Term Facility.
SECTION 3.    Representations and Warranties. In order to induce the Administrative Agent, the Collateral Agent and the undersigned Lenders to enter into this Amendment, each of the Company and each other Borrower hereby represents and warrants that:
(a)As of the Fifth Amendment Effective Date, (as hereinafter defined), both immediately before and immediately after giving effect to this Amendment, (a) there shall exist no Default or Event of Default and (b) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Fifth Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects as of any such date).

(b)    Each Credit Party has the Business power and authority to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary Business action to authorize the execution, delivery and performance by it of this Amendment. Each Credit Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)    Neither the execution, delivery or performance by any Credit Party of this Amendment, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject including, without limitation, the Existing Convertible Notes Indentures or the 2014 Term Facility, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of their respective Subsidiaries.

SECTION 4.    Effectiveness.     This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when:
(a)    the Company, each other Borrower, each other Guarantor, the Administrative Agent, the Collateral Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent, c/o White & Case LLP, 633 West Fifth Street, Suite 1900, Los Angeles, California 90071-2007 Attention: Nicole Rodger (facsimile number: (213) 452-2329 / e-mail address: nrodger@whitecase.com);

(b)    an executed copy of the Second Amendment to Term Loan Credit Agreement, dated as of July 2, 2015, between the Company, the Administrative Agent (as defined in the 2014 Term Facility) and the other parties thereto, shall be delivered to the Administrative Agent and shall be effective substantially contemporaneously herewith; and

(c)    all fees and expenses due and payable on or prior to the Fifth Amendment Effective Date under the Credit Agreement or any other Credit Document, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement or any other Credit Document, shall have been paid.

SECTION 5.    Reference To and Effect Upon the Credit Documents.
(a)    From and after the Fifth Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Credit Document, shall mean the Credit Agreement as modified hereby and (ii) this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

(b)    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document or a novation of existing obligations and liabilities under the Credit Documents. The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 6.    Counterparts, Etc. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose. A complete set of counterparts of this Amendment shall be lodged with the Borrowers and Administrative Agent.
SECTION 7.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature Pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

CIENA CORPORATION
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA COMMUNICATIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA GOVERNMENT SOLUTIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA CANADA, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

DEUTSCH BANK AG NEW YORK BRANCH, as Administrative Agent, as Collateral Agent and as a Lender
By: /s/ Anca Trifan Name: Anca Trifan Title: Manging Director By: /s/ Michael Winters Name: Michael Winters Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, INC., CIENA CANADA, INC., THE LENDERS PARTY THRETO ADN DEUTSCH BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT

NAME OF INSTITUTION:

Bank of America, N.A.

By: /s/ John Olsen
Name: John Olsen
Title: Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, INC., CIENA CANADA, INC., THE LENDERS PARTY THRETO ADN DEUTSCH BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT

NAME OF INSTITUTION:

Bank of America, N.A. (acting through its Canada Branch)

By: /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, INC., CIENA CANADA, INC., THE LENDERS PARTY THRETO ADN DEUTSCH BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT

NAME OF INSTITUTION:

Wells Fargo Bank, National Association

By: /s/ Tony Leadbetter
Name: Tony Leadbetter
Title: Duly Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, INC., CIENA CANADA, INC., THE LENDERS PARTY THRETO ADN DEUTSCH BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT

NAME OF INSTITUTION:

______________________________________

By: /s/ David G. Phillips
Name: David G. Phillips
Title: Senior Vice President
             Credit Officer, Canada
             Wells Fargo Capital Finance
             Corporation Canada

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, INC., CIENA CANADA, INC., THE LENDERS PARTY THRETO ADN DEUTSCH BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT

NAME OF INSTITUTION:

JP Morgan Chase Bank, N.A.

By: /s/ Robert A. Kaulius
Name: Robert A. Kaulius
Title: Authorized Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, INC., CIENA CANADA, INC., THE LENDERS PARTY THRETO ADN DEUTSCH BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT

NAME OF INSTITUTION:

Morgan Stanley Bank, N.A.

By: /s/ Roberto Ellinghaus
Name: Roberto Ellinghaus
Title: Authorized Signatory